Scudder New York Tax Free Fund

Supplement to the Prospectus
Dated August 1, 1996

On October 8, 1996, the Board of Trustees of Scudder New York Tax Free Fund voted to recommend that shareholders approve changing the Fund's investment classification to that of a non-diversified investment company. Shareholders will have an opportunity to vote on this and other matters at a shareholder meeting to be held on December 10, 1996. If approved by shareholders, this change will become effective December 10, 1996. As a "non-diversified"
investment company, Scudder New York Tax Free Fund would be able to invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified investment company. As a result, an investment in a non-diversified fund may involve greater risk than investment in a diversified fund.


October 14, 1996